RYDEX|SGI FUNDS
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

December 15, 2011

URGENT: WE NEED YOUR HELP

Dear Shareholder:

We need your help.  We understand that for many people, this is a busy time of the year.  Please help RYDEX | SGI by taking a couple of minutes now to submit your proxy voting instructions for the 2011 Special Joint Meeting of Shareholders.

We are following up with you again because you are invested in one or more of the RYDEX | SGI Funds and according to our records, your important proxy voting instructions have yet to be received.  The November 22, 2011 Special Meeting of Shareholders was adjourned until December 13th to allow more time for shareholders to submit their voting instructions.  As of the date of this letter, we still have not received your vote.  The meeting has been adjourned once again to January 5th, 2012.

Please help us to avoid further delays in the business of the Funds - cast your proxy vote today.  The Boards of Directors/Trustees have carefully considered the proposals, believe the proposals to be in the best interests of shareholders, and unanimously recommend that you vote FOR each of the proposals.

Thank you for your assistance with this important matter.

Sincerely,

RICH GOLDMAN

Richard M. Goldman
President

P.S. - More information regarding this Special Joint Meeting of Shareholders and the proposals can be found in the proxy statement.  If you would like another copy of the proxy statement or have any proxy-related questions, please call 1-877-864-5058 for assistance.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are three convenient methods for submitting your proxy vote.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.
Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Special Joint Meeting on January 5th.

OBO

RYDEX|SGI FUNDS
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

December 15, 2011

URGENT: WE NEED YOUR HELP

Dear Shareholder:

We need your help.  We understand that for many people, this is a busy time of the year.  Please help RYDEX | SGI by taking a couple of minutes now to submit your proxy voting instructions for the 2011 Special Joint Meeting of Shareholders.

We are following up with you again because you are invested in one or more of the RYDEX | SGI Funds and according to our records, your important proxy voting instructions have yet to be received.  The November 22, 2011 Special Meeting of Shareholders was adjourned until December 13th to allow more time for shareholders to submit their voting instructions.  As of the date of this letter, we still have not received your vote.  The meeting has been adjourned once again to January 5th, 2012.

Please help us to avoid further delays in the business of the Funds - cast your proxy vote today.  The Boards of Directors/Trustees have carefully considered the proposals, believe the proposals to be in the best interests of shareholders, and unanimously recommend that you vote FOR each of the proposals.

Thank you for your assistance with this important matter.

Sincerely,

RICH GOLDMAN

Richard M. Goldman
President

P.S. - More information regarding this Special Joint Meeting of Shareholders and the proposals can be found in the proxy statement.  If you would like another copy of the proxy statement, have any proxy-related questions, or would like to vote your proxy by phone, please call 1-877-864-5058 for assistance.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for submitting your proxy vote.

1.	Vote with a Telephone Voting Represenative. You may cast your vote by telephone with a proxy representative by calling toll-free 1-877-864-5058. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.
Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the Special Joint Meeting on January 5th.

NOBO-REG